UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Protective Life Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On July 8, 2014, representatives of Protective Life Corporation gave the following presentation to Edward Jones:

For Edward Jones Home Office Use Only. Dai-ichi Life Introduction

For Edward Jones Home Office Use Only. Founded in 1902 and headquartered in Tokyo Among the top 20 life insurers in the world Approximately 67,000 employees in 84 branch offices and 1,259 sales offices across Japan, Australia, India, Indonesia, Thailand and Vietnam Currently no retail presence or sales of life, annuity or asset protection products in U.S. Provides individual and group life insurance and investment/asset management products Consolidated ordinary revenue of $60 billion (USD)* and net income of $779 million (USD) for fiscal year ended March 31, 2014 Track record of successful global acquisitions and continued growth 2 *Assumes $1 USD = 100 JPY

For Edward Jones Home Office Use Only. Top Insurance Companies in Japan Key Information Dai-ichi Life’s Key Financial Statistics FY2013 (Consolidated) Number of Employees (Dai-ichi Group) 67,000 Number of Policy Holders (Dai-ichi Life Non-Consolidated) 7.8 million Total Assets $366.4 billion Premium Income $42.3 billion Insurer Financial Strength Rating (S&P/Fitch/Moody’s/JCR) A/A+/A1/A+ $551.6 $356.9 $330.8 $265.6 $136.6 $131.2 Nippon Dai-ichi Meiji Yasuda Sumitomo T&D HD Prudential Financial 3 Total assets as of March 2013 ($ in billions), Excluded Japan Post Insurance

For Edward Jones Home Office Use Only. Dai-ichi Culture Passing on peace of mind Put the customer first Stand by the side of our customers and their loved ones, for life Policyholder Shareholders Employees Community Customer satisfaction Communication Compliance Respect for human rights Diversity Environmental protection Societal contribution Promotion of good health Corporate value MISSION VISION VALUES 4 4 By Your Side, for Life Thinking People First Dai-ichi’s Social Responsibility Charter

For Edward Jones Home Office Use Only. Dai-ichi Group’s Business Strategy Current Business Portfolio LOW HIGH Market Share LOW HIGH Expected Growth New Initiatives Growth Contributor Profit Center Unattractive International Markets Individual Protection Third Sector Products (Medical/Survival) Individual Life (Death Protection) Demographic challenges in Japanese market due to aging population Japanese GDP growth is also challenged due to demographic factors Other emerging and developed markets offer better growth opportunities Emerging markets have high growth but small market size U.S. has best growth profile and size of developed markets Personal Savings and Asset Management Business 5

For Edward Jones Home Office Use Only. U.S. Is World’s Largest Life Insurance Market Life Insurance Market by Country (2012) (USD in billions) Source: Swiss Re, Munich Re Economic Research, IMF Large, stable market and profit Already developed, yet increasing population and economy Talented people, advanced business skills and experience Diversification effect in growth and profit sources “Necessity” for sustainable longterm growth $568 $524 $479 $206 $149 $106 $93 $52 $72 China Korea Taiwan India Australia U.S. Japan Asia Pacific UK France Germany Italy Canada Latin America Global Life Insurance Market Total $2,621 billion (2012) 6

For Edward Jones Home Office Use Only. Why Protective? Excellent corporate philosophy of protecting customers and delivering peace of mind Unique business model Impressive track record High quality management team and employees 7

For Edward Jones Home Office Use Only. Protective International Earnings and Geographic Diversification 1 Based on FY2013 combined actual financials of Dai-ichi and Protective excluding amortization of good will or other consolidation adjustments. Assumes $1 USD = 102 JPY 2 U.S. is based on actual Protective’s net income for FY12/2012. Japan and other regions are based on actual net income for FY3/2014. Assumes $1 USD = 102 JPY Breakdown by Country2 (FY3/2014 Combined Basis) 64.1% 27.8% 6.7% 0.7% 0.6% 0.1% <1% Japan US Australia Vietnam Thailand Indonesia India Adjusted Net Income/Change in International Ratio 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 0 20 40 60 80 100 120 140 FY3/2011 FY3/2012 FY3/2013 FY3/2014 FY3/2014 Actual Combined 19.1 20.3 32.4 77.9 118.1 Approx. 36%1 Net Income International Ratio (Adjusted Net Income Base) Net Income (JPY in Billions) International Ratio 8

For Edward Jones Home Office Use Only. Top Global Life Insurers by Total Asset1 Source: Company Disclosure, Bloomberg 1 Based on actual total assets as of December 31, 2013. Applied FX rates are $105.3 Yen = $1 USD / CAD 1.062 / GBP 0.604 / EUR 0.728 based on Bloomberg rates as of December 31, 2013. Includes only public companies. 2 Based on total assets of total insurance operations of ING Groep N.V. as of December 31, 2013. $1,041 $978 $885 $732 $618 $601 $541 $540 $503 $486 $484 $462 $424 $4142 $326 $326 Europe North America Asia Pacific USD in Billions 9

For Edward Jones Home Office Use Only. Historical Acquisitions 2007 2008 2009 2010 2011 2012 2013 2014 Acquired Bao Ming CMG in Vietnam Acquired a minority stake of TAL in Australia Acquired a minority stake of a newly formed JV with Bank of India and Union Bank of India Acquired a minority stake of Ocean Life in Thailand Acquired a remaining share and TAL became a wholly-owned subsidiary Acquired a minority stake of Janus in the U.S. Acquired a minority stake of Panin Life in Indonesia 10

For Edward Jones Home Office Use Only. Acquisitions: Lessons Learned Cultural alignment is critical to success Local management best understands their markets, products and culture A partnership for growth can be energizing for local management Time zone and language differences can be barriers to productivity NYC regional office for time zone No day-to-day operations involvement Bi-lingual Dai-ichi representatives in Birmingham 11

For Edward Jones Home Office Use Only. Acquisitions: Lessons Learned Full synergies are more difficult to achieve in joint ventures and partial ownership Challenges exist for effective collaboration and capital support due to: A need to preserve fairness for shareholders Limited rights and opportunities to maximize Dai-ichi’s strength Inability to reap the full benefits 12 These lessons learned are basis for Dai-ichi’s decision to pursue a majority investment in the U.S.

For Edward Jones Home Office Use Only. Post-Acquisition Growth Strategy Platform for U.S. growth Enhance Protective’s distribution platform Operational excellence Business transformation experience and acquisition capabilities Strong market leading positions in core products Experienced and reputable management team Know-how of multichannel strategy Group management headquarters Long-term capital support to the business and successful partnership experience Positive synergies and growth through group-wide collaboration 13

For Edward Jones Home Office Use Only. Governance Structure A New U.S. Board of Directors Will Be Chosen Five independent directors, three Dai-ichi executive directors and two Protective executive directors Business as Usual All day-to-day operations at Protective executive level Board approach in the same manner as current process Large capital investments Significant strategic changes Changes in risk profile 14

For Edward Jones Home Office Use Only. Edward Jones Impact Dai-ichi understands the long and significant relationship with Edward Jones Dai-ichi is very impressed with Edward Jones Dai-ichi understands Edward Jones’ desire to grow and increase penetration Excited to continue our commitment, resources and personnel Greater ability to invest in growth strategies such as the new Edward Jones life insurance platform and reasonable annuity growth 15

For Edward Jones Home Office Use Only. Next Steps Dai-ichi Life and Protective Board Approvals Protective Stockholder Approval Q3 Close Expected by the End of 2014/Early 2015 Q4 Business As Usual at Protective and Dai-ichi Life Through Transition Period 25-day Marketing Period: Provides for a 25-day period during which Protective may solicit interest from other parties and provide them with information about the company Regulatory Approvals: Q4 HSR; Japanese and U.S. insurance regulatory approvals as required; other U.S. approvals as required 16

For Edward Jones Home Office Use Only. Important Information 17 In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY voting decision, the company’s stockholders are urged to read the proxy STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.protective.com/ or by directing a request to: Protective Life Corporation 2801 Highway 280 South, Birmingham, AL 35223, Attn: Eva Robertson, (205) 268-3912, eva.robertson@protective.com. The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directions in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 9, 2013

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Protective Life Corporation (the “Company”) by The Dai-ichi Life Insurance Company, Limited (“Dai-ichi”).  In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER.  The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov.  In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.protective.com/ or by directing a request to: Protective Life Corporation 2801 Highway 280 South, Birmingham, AL 35223, Attn: Eva Robertson, (205) 268-3912, eva.robertson@protective.com.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC.  You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 9, 2014.

Forward-looking Statements

Any statements in these materials that relate to future results and events are forward-looking statements based on the Company’s current expectations.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure of Dai-ichi to obtain the necessary financing arrangements to consummate the transaction; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its distributors, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements.  In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made.  The Company anticipates that subsequent events and developments will cause its views to change.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10—K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 28, 2014, under the heading “Item 1A—Risk Factors and Cautionary Factors that May Affect Future Results,” and in subsequent reports on Forms 10—Q and 8—K filed with the SEC by the Company.